UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report October 2, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                                       59-2663954
 ----------------------------------   ---------    --------------------------
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1.1 Transcript of remarks made by CEO Bruce Nelson in an audio taped statement available by Webcast at www.officedepot.com beginning on October 2, 2001


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ITEM 9.  REGULATION FD DISCLOSURE

On October 2, 2001, Office Depot, Inc. issued an audio taped statement from its Chief Executive Officer, Bruce Nelson, to update investors on the Company's comparable sales performance for the third quarter of 2001. A copy of the transcript of Mr. Nelson's remarks, which may be heard at www.officedepot.com, is attached hereto as Exhibit 99.1 and incorporated by reference herein. This report is filed as a matter of information only.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  October 2, 2001                              By: /S/ DAVID C. FANNIN


                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel